Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

In connection with this annual report on Form 10-K of AlphaSmart, Inc. for the period ended December 31, 2004, I, Ketan D. Kothari, Chief Executive Officer and Chairman of AlphaSmart, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	this Form 10-K for the period ended December 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in this Form 10-K for the period ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of AlphaSmart, Inc. for the periods presented therein.

Date: March 3, 2005	By:	/s/ KETAN D. KOTHARI
Ketan D. Kothari
Chief Executive Officer and Chairman
(Principal Executive Officer)